STOCKHOLDERS' EQUITY	9 Months Ended
Sep. 30, 2014
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

7. STOCKHOLDERS' EQUITY

        On April 28, 2014, the Company completed the initial public offering of 421,100 shares of Fantex Series Vernon Davis, raising gross proceeds of $4,211,000.

        On July 21, 2014, the Company completed the initial public offering of 523,700 shares of Fantex Series EJ Manuel, raising gross proceeds of $5,237,000.

        On August 18, 2014, the Company paid a previously declared cash dividend of $0.70 per share to the holders of record of Fantex Series Vernon Davis as of the close of business on August 15, 2014.

        The holders of the Company's platform common stock and each series of the Company's common stock are entitled to one vote per share. Each series of common stock (including the platform common stock, Fantex Series Vernon Davis and Fantex Series EJ Manuel) will vote together as a single class with all other series of common stock, unless otherwise required by law. Delaware law would require holders of a series of stock to vote separately as a single class if the Company were to seek to amend its certificate of incorporation so as to alter or change the powers, preferences or special rights of one or more series of a class of stock in a manner that adversely affects the holders of such series of stock, but does not so affect the entire class. In such a case, the holders of the affected series would be required to vote separately to approve the proposed amendment.

        At any time following the two-year anniversary of the filing of a certificate of designations creating a new tracking stock the Company's board of directors may resolve to convert such tracking stock into fully paid and non-assessable shares of the platform common stock at a conversion ratio to be determined by dividing the fair value of a share of such tracking stock by the fair value of a share of the Company's platform common stock.